Consolidated Financial Statements FCX Group Holdings, LP and Subsidiaries December 31, 2016 and 2015

CONTENTS Page Independent Auditor’s Report 3 Consolidated Financial Statements: Balance Sheets 4 Statements of Operations and Members’ Equity 5 Statements of Cash Flows 6 Notes to Consolidated Financial Statements 7

To the Board of Directors and Members FCX Group Holdings, LP and Subsidiaries Columbus, Ohio Independent Auditor’s Report We have audited the accompanying consolidated financial statements of FCX Group Holdings, LP and Subsidiaries which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations and members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements. Management’s Responsibility for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal controls relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FCX Group Holdings, LP and Subsidiaries, as of December 31, 2016 and 2015, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. Columbus, Ohio April 26, 2017

2016 2015 ASSETS Current Assets Cash 2,143,445$ 578,531$ Accounts receivable, net 51,848,985 49,954,213 Other receivables 3,443,472 3,076,610 Inventory, net 23,497,626 18,154,490 Prepaid expenses 2,759,436 1,916,590 Total current assets 83,692,964 73,680,434 Property and Equipment, net 5,557,321 4,606,804 Other Assets Goodwill 204,713,936 179,570,760 Other intangible assets, net 153,732,377 155,763,095 Other assets 585,016 385,435 Total other assets 359,031,329 335,719,290 TOTAL ASSETS 448,281,614$ 414,006,528$ LIABILITIES AND MEMBERS' EQUITY Current Liabilities Current portion of notes payable 1,358,546$ 2,520,600$ Current portion of capital leases 260,410 171,692 Current portion of acquisition consideration payable 6,147,000 - Accounts payable 23,685,457 19,375,726 Accrued wages and other compensation 4,296,331 3,273,656 Unearned revenue 732,755 270,878 Income taxes payable - 21,929 Other accrued expenses 2,787,987 1,902,081 Total current liabilities 39,268,486 27,536,562 Other Liabilities Note payable - line of credit 300,000 - Notes payable, net of unamortized deferred loan fees 225,575,163 208,196,535 Capital leases 489,197 530,983 Deferred interest 2,835,286 2,097,550 Acquisition consideration payable 1,003,000 - Deferred income taxes 42,992,000 41,686,000 Total other liabilities 273,194,646 252,511,068 Total liabilities 312,463,132 280,047,630 Members' Equity 135,818,482 133,958,898 TOTAL LIABILITIES AND MEMBERS' EQUITY 448,281,614$ 414,006,528$ 4 FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Balance Sheets December 31, 2016 and 2015 The accompanying notes are an integral part of the consolidated financial statements.

2016 2015 2013 Net Sales 318,337,721$ 333,309,433$ Cost of Sales 211,132,534 231,127,155 Gross profit 107,205,187 102,182,278 Operating Expenses 88,711,672 85,767,461 Operating income 18,493,515 16,414,817 Interest expense 17,442,785)(17,345,189)( Income (Loss) before Provision for (Benefit from) Income Taxes 1,050,730 930,372)( Provision for (Benefit from) Income Taxes: Current 325,867 335,636 Deferred 41,000 588,000)( 366,867 252,364)( Net Income (Loss) 683,863 678,008)( Members' Equity - Beginning of Year 133,958,898 135,136,906 Units issued as acquisition consideration 1,500,000 - Distributions 324,279)(1,000,000)( Capital contributions - 500,000 Members' Equity - End of Year 135,818,482$ 133,958,898$ FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Statements of Operations and Members' Equity For the Years Ended December 31, 2016 and 2015 The accompanying notes are an integral part of the consolidated financial statements. 5

2016 2015 Cash Flows from Operating Activities: Net income (loss) 683,863$ 678,008)$( Adjustments to reconcile net income (loss) to net cash provided by operating activities: Bad debt expense 426,791 157,290 Depreciation and amortization 13,676,660 13,298,674 Interest expense on deferred loan fees 1,043,838 1,031,284 (Gain) loss on sale of property and equipment 12,740)( 9,242 Deferred interest on notes payable 737,736 730,405 Deferred income taxes 41,000 588,000)( Changes in operating assets and liabilities: Accounts receivable 3,821,532 3,703,720)( Other receivables 110,376 747,060)( Inventory 4,607,848)( 1,803,035 Prepaid expenses and other assets 183,876)( 440,697 Accounts payable 1,168,652 1,537,176)( Accrued wages and other compensation 74,120 927,098)( Unearned revenue 10,260)(759,257)( Income taxes payable 21,929)(199,534)( Other accrued expenses 702,339 305,571 Total adjustments 16,966,391 9,314,353 Net cash provided by operating activities 17,650,254 8,636,345 Cash Flows from Investing Activities: Purchases of property and equipment 2,076,460)(1,981,545)( Proceeds from sale of property and equipment 53,662 50,917 Net payments relating to business acquisitions 29,008,499)(5,554,718)( Net cash used in investing activities 31,031,297)(7,485,346)( Cash Flows from Financing Activities: Net increase in note payable - line of credit 300,000 - Proceeds from notes payable 18,500,000 - Principal payments on notes payable and capital leases 2,964,803)(1,610,901)( Capital distributions 324,279)(1,000,000)( Capital contributions - 500,000 Debt financing fees 564,961)( - Net cash provided by (used in) financing activities 14,945,957 2,110,901)( Net increase (decrease) in cash 1,564,914 959,902)( Cash at Beginning of Year 578,531 1,538,433 Cash at End of Year 2,143,445$ 578,531$ Supplemental Disclosure of Non-Cash Investing and Financing Activities: Non-cash financing relating to capital lease 249,432$ -$ FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Statements of Cash Flows For the Years Ended December 31, 2016 and 2015 The accompanying notes are an integral part of the consolidated financial statements. 6

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Nature and Scope of Business and Basis of Presentation FCX Group Holdings, LP (the Company) through its wholly-owned indirect subsidiary FCX Holdings Corp. and its wholly-owned subsidiaries operates as a distributor and manufacturers’ representative of specialty valves, instrumentation, pumps and mixers, air compressors, boilers, corrosion resistant pipe and hose and related flow control equipment. Its customers are mainly in process industries such as pulp and paper, pharmaceutical, food and beverage, chemical, petrochemical, oil and gas and power generation. The Company also provides services aimed at maintaining and improving processes controlled by instrumentation. The Company is headquartered in Columbus, Ohio and has 41 operating locations doing business in 36 states. FCX Group Holdings, LP, a Delaware limited partnership, was formed by its members in 2012 for the purpose of acquiring 100% of FCX Holdings Corp. Pursuant to the Agreement and Plan of Merger dated as of September 15, 2012 (the Merger Agreement), the merger transaction closed on October 14, 2012. At closing, FCX Group Holdings, LP’s merger subsidiaries merged with FCX Holdings Corp. as the surviving entity and a wholly-owned indirect subsidiary of FCX Group Holdings, LP. The operating subsidiaries of FCX Holdings Corp. are the only operating entities of FCX Group Holdings, LP. The acquisition of FCX Holdings Corp. by FCX Group Holdings, LP has been accounted for as a business combination. Summary of Significant Accounting Policies Principles of Consolidation The accompanying consolidated financial statements include the Company and its wholly- owned subsidiaries: FCX Intermediate Holdings, LLC, FCX Holdings Corp., FCX USA, Inc. including its wholly-owned subsidiary FCX Performance, Inc. (including its wholly-owned subsidiaries FCX Process Solutions LLC, Integrated Plant Services, Inc., North Coast Instruments, Inc., Baro Holdings, Inc. (including its wholly-owned subsidiaries Baro Controls, Inc., Baro Controls Golden Triangle, Inc. and Baro Process Products, Inc.), Instrumentation Services, Inc., Pump Pros, Inc., IPS Flow Control Corporation, Pierce Pump Company, Florida Sealing Products, Corrosion Fluid Products, Pump Energy, Inc. and Process Control Services, Inc.). IPS Flow Control Corporation includes its wholly-owned subsidiaries Hughes Machinery Company and Power Plant Equipment Company. All significant inter-company balances and transactions have been eliminated in the consolidated financial statements. During 2016, the Company completed three business acquisitions acquiring certain assets of Sample-Webtrol Controls, Inc. (SWC), the stock of RL Stone, Inc. (RLS) and certain assets of Pharmaceuticals Calibration, LLC. (PCI). The consolidated balance sheet at December 31, 2016 includes the assets and liabilities acquired in these business acquisitions. The statement of operations includes the operating results of these entities beginning on their respective acquisition dates. 7

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Summary of Significant Accounting Policies (continued) Principles of Consolidation (continued) During 2015, the Company completed a business acquisition acquiring the stock of Process Control Services, Inc. (PCS). The consolidated balance sheet at December 31, 2015 includes the assets and liabilities acquired in this business acquisition. The statement of operations includes the operating results of this entity beginning on its respective acquisition date. Use of Estimates The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Accounts Receivable Accounts receivable are unsecured customer obligations due under normal trade terms, generally requiring payments within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Customer account balances with invoices dated over 45 days are considered delinquent. Customers are not charged a finance charge for delinquent invoices. Payments of accounts receivable are allocated to specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoices. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances over $5,000 that exceed 60 days from the invoice date and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The allowance for doubtful accounts was $551,001 and $603,085 at December 31, 2016 and 2015, respectively. Inventory Inventory consists predominately of component parts and finished goods and is carried at the lower of weighted average cost or market. Cost is determined by the last-in, first-out (LIFO) method. The LIFO reserve was $2,050,392 and $1,781,835 at December 31, 2016 and 2015, respectively. Had inventories been valued utilizing the first-in, first-out (FIFO) cost assumption, the Company’s net income (loss) for the years ended December 31, 2016 and 2015 would have been reduced by approximately $269,000 and $195,000, respectively. The carrying amount of inventory is reduced by a valuation allowance that reflects management’s best estimate of items that are slow moving and/or obsolete. The allowance for obsolete and slow moving inventory was approximately $6,283,000 and $6,035,000 at December 31, 2016 and 2015, respectively. 8

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Summary of Significant Accounting Policies (continued) Property and Equipment Property and equipment are recorded at cost, less accumulated depreciation and amortization computed using the straight-line method. Major additions are capitalized and depreciated or amortized; maintenance and repairs, which neither improve nor extend the life of the respective assets, are charged to expense as incurred. Upon disposal of assets, the cost and related accumulated depreciation and amortization are removed from the related accounts, and any gain or loss is included in income. Property and equipment are depreciated or amortized over their estimated useful lives as follows: Machinery and equipment 7 years Office equipment 3 - 5 years Vehicles 5 years Leasehold improvements 5 - 8 years Long-Lived Assets Impairment Policy The carrying value of long-lived assets and certain intangible assets are reviewed for impairment whenever events or changes in circumstances indicate the amount of the asset may not be recoverable. When an indication of impairment is present and the undiscounted cash flows estimated to be generated by the related asset are less than the asset’s carrying amount, an impairment loss will be recorded based on the difference between the carrying amount of the asset and their estimated fair value. Management has determined that no impairment existed as of December 31, 2016 and 2015. Goodwill and Other Intangible Assets Under U.S. GAAP, goodwill and other intangible assets deemed to have indefinite lives are no longer amortized but are subject to impairment tests on an annual basis, at a minimum, or whenever events or circumstances occur, indicating goodwill or indefinite-lived intangibles might be impaired. Based on qualitative factors, discounted cash flows, the resulting fair value of the Company and the carrying value of tangible and intangible assets, management of the Company believes that there was no impairment as of December 31, 2016 and 2015. Deferred Loan Fees The Company capitalizes financing costs and closing costs and these costs are recorded as a direct reduction of the carrying value of the related debt. The capitalized costs are amortized over the terms of their respective agreements with yearly amortization recorded as interest expense. The Company has incurred certain fees relating to loan agreements. Interest expense related to the deferred costs was $1,043,838 and $1,031,284 in the years ended December 31, 2016 and 2015, respectively. Total unamortized deferred loan fees were $2,994,513 and $3,473,390 at December 31, 2016 and 2015, respectively. 9

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Summary of Significant Accounting Policies (continued) Business Combinations and Acquisitions Business acquisitions are accounted for under the acquisition method. Consideration paid is recorded at fair value and the purchase price of an acquired business is allocated to the identified assets and liabilities acquired based on their estimated fair values at the date of acquisition, with any residual amounts allocated to goodwill. Purchase price allocations are considered preliminary until all required information is obtained to complete the allocation. Although the time required to obtain the necessary information varies with circumstances specific to an individual acquisition, the “allocation period” for finalizing purchase price allocations would not exceed one year from the date of consummation of an acquisition. Adjustments to the allocation of purchase price may increase or decrease those amounts allocated to goodwill and, as such, may increase those amounts allocated to other tangible or intangible assets and assumed liabilities, which may result in higher depreciation or amortization expense in future periods. Revisions to preliminary purchase price allocations, if any, are reflected prospectively. Fair Value of Financial Instruments The carrying amounts of current assets and liabilities approximate their fair market value because of the immediate or short-term maturity of these financial instruments. Management believes the carrying amount on the long-term debt approximates its fair value as the interest rates and terms of the borrowings are similar to currently available borrowings. Revenue Recognition The Company recognizes revenue when goods are shipped and when services are performed. Payments received from customers in advance are recorded as unearned revenue until the goods are shipped or the services are performed. Sales taxes collected from customers are recorded on a net basis. Income Taxes FCX Holdings Corp. and its subsidiaries file a consolidated federal income tax return. Income taxes are allocated to each company based on the earnings of each company. The Company’s provision is based on statutory rates and adjusted for certain permanent differences. Deferred income taxes are recognized for the tax consequences in future years of temporary differences between the financial reporting and tax basis of assets and liabilities at each year- end based on enacted tax laws and statutory rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense represents the taxes currently payable and the net change during the year in deferred tax assets and liabilities. 10

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Summary of Significant Accounting Policies (continued) Income Taxes (continued) The Company accounts for uncertainty in income taxes in its consolidated financial statements as required under U.S. GAAP. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition accounting. Management determined there were no material uncertain positions taken by the Company in its tax returns. Consolidated Statements of Cash Flows For purposes of reporting cash flows, cash includes cash on hand and demand deposits. Reclassifications Certain reclassifications have been made to the prior year consolidated financial statements to conform to the current year presentation. Recent Accounting Pronouncements In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, and is effective prospectively for fiscal years beginning after December 15, 2018. Early adoption is permitted when meeting certain criteria. The standard addresses revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. Management is in the process of assessing the implementation of this standard. In April 2015, the FASB issued ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. The recognition and measurement guidance for debt issuance costs are not affected by ASU 2015-03. The guidance is effective for non-public business entities for fiscal years beginning after December 15, 2015, and interim periods with fiscal years beginning after December 15, 2016, and is required to be applied retrospectively. The Company implemented this ASU in 2016. Deferred loan costs totaling $2,994,513 are classified as a discount on note payable as of December 31, 2016. The balance sheet as of December 31, 2015 has been adjusted to reflect retrospective application of the new method of presentation. Deferred loan costs totaling $3,473,390 that were included in deferred loan costs as of December 31, 2015 were reclassified as a discount on note payable. 11

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Summary of Significant Accounting Policies (continued) Recent Accounting Pronouncements (continued) In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. ASU 2015-17 simplifies the presentation of deferred taxes by requiring deferred tax assets and liabilities be classified as noncurrent on the balance sheet. The guidance is effective for non-public business entities for fiscal years beginning after December 15, 2017, and interim periods with fiscal years beginning after December 15, 2018, and may be applied either prospectively or retrospectively. Early adoption is permitted. The Company is in the process of assessing the implementation of this standard. In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which enhances transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The guidance includes a new definition of a lease, which will be classified as either a finance lease or operating lease. Other changes include certain aspects of lessee accounting, lessor accounting, leveraged leases, sale and leaseback transactions and required disclosures. The guidance is effective for non-public business entities for fiscal years beginning after December 15, 2019, with early adoption permitted for all entities. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The Company is in the process of assessing the implementation of this standard. Cash The Company maintains its cash, which may at times exceed federally insured limits, in several accounts with five financial institutions. As of December 31, 2016, approximately $3,800,000 of outstanding checks were reclassified to accounts payable on the accompanying consolidated balance sheet. There was no reclassification recorded as of December 31, 2015. Business Acquisitions The Company makes acquisitions to expand into new markets and to increase its presence in its existing markets. The Company makes acquisitions that, in the judgment of its members, will enhance future profitability. As it considers an acquisition’s synergistic and strategic value in concert with the intrinsic value of the acquired assets, the Company may offer an acquisition price that exceeds the economic value of the assets acquired, thus resulting in the recognition of goodwill. 12

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Business Acquisitions (continued) During 2016, the Company completed the following business acquisitions: Sample-Webtrol Controls, Inc. On August 5, 2016, the Company acquired substantially all the assets of Sample- Webtrol Controls, Inc. (SWC) for the total cash purchase price of $4,000,000 plus working capital adjustments totaling $50,083. Based on the preliminary purchase price allocation, goodwill acquired was $4,842,654 which is deductible for tax purposes. The Company has accrued $3,250,000 as of December 31, 2016, relating to additional contingent purchase price that is expected to be paid as part of the acquisition. The amount of contingent consideration paid is based on achievement of profitability targets and retaining a key vendor. SWC is a distributor and manufacturer’s representative of control valves, flow meters, transmitters, controllers and recorders. Additionally, SWC provides field and in- house calibration services and repairs. SWC generally provides services to customers in the Midwest and Eastern United States. RL Stone, Inc. On September 6, 2016, the Company acquired 100% of the outstanding common stock of RL Stone, Inc. (RLS) for the total cash purchase price of $9,500,000 less working capital adjustments totaling $17,926. Based on the preliminary purchase price allocation, goodwill acquired was $4,115,363 which is not expected to be deductible for tax purposes. RLS is a distributor and manufacturer’s representative of steam specialties and products, process control instrumentation and HVAC systems. RLS generally provides services to customers in the Eastern United States. Pharmaceuticals Calibration, LLC On November 21, 2016, the Company acquired substantially all assets of Pharmaceuticals Calibration, LLC (PCI) for the total cash purchase price of $19,600,000. Based on the preliminary purchase price allocation, goodwill acquired was $14,858,695 which is deductible for tax purposes. The Company has accrued $3,900,000 as of December 31, 2016, relating to additional contingent purchase price that is expected to be paid as part of the acquisition. The maximum amount that could be paid as contingent consideration is $5,500,000 and is based on achievement of certain profitability targets. PCI provides calibration, commissioning and consulting solutions for the life sciences industry. PCI provides services to customers throughout the United States. 13

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Business Acquisitions (continued) The Company’s purchase price allocation for the acquired assets and liabilities of SWC, RLS and PCI are as follows: Fair Value Accounts receivable, net $ 6,143,095 Other receivables 477,238 Inventory, net 735,288 Property and equipment 811,489 Goodwill 25,143,176 Intangible assets 9,500,000 Other assets 858,551 Accounts payable (3,141,079) Unearned revenue (472,137) Accrued expenses (1,132,122) Deferred income taxes (1,265,000) Contingent consideration (7,150,000) Purchase price $ 30,508,499 During 2015, the Company completed the following business acquisition: Process Control Services, Inc. On June 12, 2015, the Company acquired 100% of the outstanding common stock of Process Control Services, Inc. (PCS) for the total cash purchase price of $5,450,000 plus working capital adjustments totaling $104,718. None of the goodwill acquired, totaling $4,136,782, as part of this acquisition is deductible for tax purposes. PCS provides instrument start-up, repair, installation and calibration services; in-house depot repair; turnkey PLC programming and control panel fabrication. PCS generally provides services to customers in Midwest and Eastern United States. 14

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Business Acquisitions (continued) The Company’s purchase price allocation for the acquired assets and liabilities of PCS are as follows: Fair Value Accounts receivable, net $ 681,056 Prepaid expenses 10,952 Property and equipment 114,104 Goodwill 4,075,318 Intangible assets 2,100,000 Other assets 3,500 Accounts payable (199,263) Accrued expenses (112,649) Unearned revenue (312,300) Deferred income taxes (806,000) Purchase price $ 5,554,718 Property and Equipment Property and equipment consisted of the following at December 31: 2016 2015 Machinery and equipment $ 2,096,278 $ 1,513,567 Office equipment 8,929,415 5,112,290 Vehicles 1,403,463 1,023,965 Leasehold improvements 1,715,149 1,632,296 14,144,305 9,282,118 Less: accumulated depreciation (8,586,984) (4,675,314) $ 5,557,321 $ 4,606,804 Depreciation expense was $2,145,942 and $1,967,331 for the years ended December 31, 2016 and 2015, respectively. 15

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Intangible Assets Intangible assets consist principally of the excess of cost over the fair value of assets acquired (or goodwill), customer relationships, trade names and non-compete agreements. Goodwill and trade names are indefinite lived assets and consisted of the following: Trade Names Goodwill Cost – December 31, 2014 $ 12,960,000 $ 173,205,677 Additions from acquisitions 100,000 6,365,083 Cost – December 31, 2015 13,060,000 179,570,760 Additions from acquisitions 600,000 25,143,176 Cost – December 31, 2016 $ 13,660,000 $ 204,713,936 Definite lived intangible assets consist of the following: Customer Relationships Non- Competition Total Cost – December 31, 2014 $ 157,630,000 $ 12,580,000 $ 170,210,000 Additions from acquisitions 1,700,000 300,000 2,000,000 Cost – December 31, 2015 159,330,000 12,880,000 172,210,000 Additions from acquisitions 8,300,000 600,000 8,900,000 Cost – December 31, 2016 167,630,000 13,480,000 181,110,000 Accumulated amortization – December 31, 2015 (21,776,544) (7,730,361) (29,506,905) Add: amortization expense (8,845,230) (2,685,488) (11,530,718) Accumulated amortization – December 31, 2016 (30,621,774) (10,415,849) (41,037,623) Net book value $ 137,008,226 $ 3,064,151 $ 140,072,377 The weighted average amortization period for definite lived intangible assets acquired during 2016 is approximately 20 years for customer relationships and 5 years for non-competition agreements, which are being amortized on a straight line basis. 16

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Intangible Assets (continued) The following is a schedule of the future amortization expense for the definite lived intangible assets as of December 31, 2016: Year Ended Total Amount 2017 $ 11,203,634 2018 9,621,647 2019 9,506,647 2020 9,313,147 2021 9,247,314 Thereafter 91,179,988 Total $ 140,072,377 Note Payable - Line of Credit In October 2012, the Company entered into a revolving line of credit agreement with a financial institution. The agreement was amended in August 2014 and allows for borrowings up to $25,000,000 and expires in August 2019. The agreement requires quarterly payments of interest at the Base Rate (the highest of the prime rate, federal funds rate plus 0.50%, or LIBOR plus 1%) or monthly payments of interest at the Eurodollar Rate (the higher of LIBOR or 1%), plus an applicable margin based on the Company’s leverage ratio. Borrowings on the line of credit totaled $300,000 at December 31, 2016. There were no borrowings on the line of credit at December 31, 2015. There is a 0.50% fee due quarterly on the unused portion of the line of credit. The line of credit is secured by substantially all assets of the Company and is subject to loan covenants related to cash flow and leverage. The Company’s unused letters of credit as of December 31, 2016 and 2015 totaled approximately $1,141,000 and $491,000, respectively, which reduces the funds available under the revolving credit agreement. Notes Payable In October 2012, the Company entered into a term note payable agreement in the original amount of $89,000,000 with a financial institution. In December 2012, August 2014 and November 2016, the term note payable agreement was amended and the Company borrowed an additional $10,600,000, $49,100,000 and $18,500,000, respectively. Beginning on September 30, 2014, principal payments of .25% of the original principal amount of the term note as of the Fifth Amendment Effective Date (August 4, 2014) were due quarterly. Beginning on December 31, 2016, quarterly principal payments of .25% of the original principal amount of the term note as of the Seventh Amendment Effective Date (November 21, 2016) are due quarterly through maturity. The Company is required to make additional principal reduction payments of excess cash flow on an annual basis. 17

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Notes Payable (continued) In 2016, the Company made an additional principal reduction payment of approximately $1,071,000 and does not expect to make an additional payment in 2017. The note matures in August 2020, at which time the remaining principal balance is due. The agreement requires quarterly payments of interest at the Base Rate (the highest of the prime rate, federal funds rate plus 0.50%, or LIBOR plus 1%) or monthly payments of interest at the Eurodollar Rate (the higher of LIBOR or 1%), plus an applicable margin based on the Company’s leverage ratio. In March 2013, the term note payable agreement was amended to reduce the applicable margin by 0.50%. The interest rate at December 31, 2016 was based on the Eurodollar rate and was 5.75% for the Seventh Amendment Principal Amount ($18,500,000) and 5.50% for the remainder of the balance. The interest rate for 2015 was based on the Eurodollar rate and was 5.50%. The outstanding balance of the term note was $158,528,222 and $142,790,525 at December 31, 2016 and 2015, respectively. In October 2012, the Company entered into senior subordinated mezzanine debt agreements with various investment banks for $35,500,000. In December 2012 and August 2014, the senior subordinated mezzanine debt agreements were amended and the Company borrowed an additional $4,300,000 and $31,600,000, respectively. Interest payments were due quarterly at the rate of 12.5%, less 1.5% interest that can be deferred until maturity. Beginning on July 23, 2014, interest payments are due quarterly at the rate of 11.0%, less 1.0% interest that can be deferred until maturity. The first, second and third amendment notes, which total $41,500,000, mature in October 2019. The fourth amendment notes, which total $29,900,000, mature in October 2021. Deferred interest relating to these agreements as of December 31, 2016 and 2015 was $2,835,286 and $2,097,550, respectively. The mezzanine debt agreements are secured by substantially all assets of the Company and are subject to loan covenants related to EBITDA, cash flow and leverage. Long-term debt at December 31, 2016 matures as follows: Year Ended Total Amount 2017 $ 1,358,546 2018 1,624,388 2019 43,124,388 2020 153,920,900 2021 29,900,000 Total 229,928,222 Less: current portion 1,358,546 Less: unamortized deferred loan fees 2,994,513 Total long-term debt $ 225,575,163 Total interest paid was $15,636,585 and $15,584,321 for the years ended December 31, 2016 and 2015, respectively. 18

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Capital Leases The Company began leases certain office equipment from unrelated third parties under capital leases. The economic substance of the leases is that the Company is financing the acquisition of the assets through the lease, and, accordingly, it is recorded in the Company’s assets and liabilities. The cost of the assets and accumulated depreciation was $1,153,276 and $413,045, and $903,844 and $225,348 for the years ended December 31, 2016 and 2015, respectively. The following is a schedule of future minimum payments required under the lease together with their present value as of December 31, 2016: Year Ended 2017 $ 309,242 2018 309,242 2019 213,993 Total minimum lease payments 832,477 Less amount representing interest 82,870 Present value of minimum lease payments $ 749,607 Amortization expense is included in depreciation and amortization expense on the consolidated statements of operations and members’ equity. Income Taxes The provision for (benefit from) income taxes from continuing operations consists of the following: 2016 2015 Current: Federal $ 132,047 $ 9,263 State 193,820 326,373 Total current 325,867 335,636 Deferred: Federal 357,000 (165,000) State (316,000) (423,000) Total deferred 41,000 (588,000) Total income tax expense (benefit) $ 366,867 $(252,364) Income taxes paid, net of refunds received, were $410,518 and $590,482 for the years ended December 31, 2016 and 2015, respectively. 19

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Income Taxes (continued) A reconciliation of the Company’s income tax expense (benefit) and the amount based on the Federal statutory tax rate is as follows: 2016 2015 Expense (benefit) at Federal Statutory Rate $ 368,000 $(326,000) State income tax – net of Federal effect (305,000) (172,000) Meals and entertainment 127,000 141,000 Acquisition costs 170,000 36,000 Other 6,867 68,636 Provision for (benefit from) income taxes $ 366,867 $(252,364) The components of deferred tax (liabilities) assets are as follows: 2016 2015 Net current deferred tax (liabilities) assets: Accounts receivable, allowance for doubtful accounts $ 210,000 $ 170,000 Prepaid expenses (441,000) (417,000) Inventory, allowance for obsolescence 831,000 736,000 Inventory, LIFO reserve (1,015,000) (1,025,000) Section 263(a) – capital expenditures 282,000 247,000 Certain accrued expenses 139,000 205,000 Net long-term deferred tax (liabilities) assets: Intangibles (44,541,000) (45,231,000) AMT credit carryforward 315,000 223,000 Property and equipment (612,000) (580,000) Net operating loss carryforward 1,840,000 3,986,000 Total net deferred tax liability $(42,992,000) $(41,686,000) The Company had net operating loss carryforwards for state income tax purposes of approximately $1,840,000 at December 31, 2016. The carryforwards are available to be utilized at various times within the next 5 to 20 years. During 2016, the Company utilized its net operating loss carryforwards. The federal AMT credit carryforward of approximately $315,000 at December 31, 2016 has no expiration date. No valuation allowance for deferred tax assets has been provided because management believes it is more likely than not that the Company will realize the benefits of these deductible differences. 20

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Derivative Financial Instrument – Interest Rate Cap The Company does not hold or issue derivative financial instruments for trading purposes. In May 2013, the Company entered into an interest rate cap agreement to manage its risks associated with its variable rate term note payable. In December 2014, the Company entered into an additional interest rate cap agreement. The differential to be paid or received under the agreement is recognized as an adjustment to interest expense over the life of the agreement. The Company recognizes on the balance sheet the value that best approximates the fair market value of the interest rate cap agreement. The interest rate cap agreement does not meet the accounting hedge criteria required and therefore, changes in the fair value of this instrument are recorded in interest expense on the Company’s consolidated statements of operations. The notional amount of the interest rate caps amortize over the terms of the agreements through December 2017. The notional amounts as of December 31, 2016 totaled $33,826,563. Under the interest rate cap agreements, LIBOR is capped at 4.00% on the outstanding notional amount. The fair market value of the interest rate cap was not material at December 31, 2016 or 2015. The fair value of the interest rate cap was obtained from the bank. This value represented the estimated amount the Company would pay or receive to terminate the agreement, taking into consideration the difference between the contract rate of interest and rates currently quoted for agreements of similar terms and maturities. The actual amount could differ from the approximated fair market value. Equity In October 2012, FCX Group Holdings, LP purchased all of the issued and outstanding capital stock of FCX Holdings Corporation. As part of the transaction, 1,266,952,510 preferred units and 15,356,998 common units were issued. During 2015, 4,886,476 preferred units and 49,358 common units were issued and 10,044,730 preferred units and 101,470 common units were retired. In 2016, 14,752,864 preferred units and 149,019 common units were issued in conjunction with the RLS and PCI acquisitions. Any distributions by the Company are first paid to preferred unit holders and the preferred unit holders are entitled to a 10% annual compounded return on their liquidation preference amount. Leases The Company leases warehouse/office space from related entities. These leases require monthly base rent payments of approximately $171,000, plus CAM charges, and expire at various times through December 2021. The Company also leases other warehouse/office space that requires monthly payments of approximately $160,000, plus CAM charges under non-cancelable operating leases that expire at various times through February 2022. The Company is subleasing certain warehouse/office space to unrelated parties and will receive approximately $250,000 in total rental payments under these non-cancelable subleases through August 2017. 21

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

Leases (continued)

Future minimum lease payments under non-cancelable operating leases as of December 31, 2016 are as follows:

	Related Party Leases	Non-related Party Leases	Total
2017	$ 1,854,000	$ 1,535,000	$ 3,389,000
2018	1,641,000	778,000	2,419,000
2019	1,251,000	535,000	1,786,000
2020	1,048,000	403,000	1,451,000
2021	656,000	205,100	861,100
Thereafter	-	14,900	14,900
Total	$ 6,450,000	$ 3,471,000	$ 9,921,000

Rent expense for the years ended December 31, 2016 and 2015 was approximately $4,101,000 and $3,905,000, respectively, including approximately $2,059,000 and $1,998,000 paid to the related parties, respectively.

Related Party Transactions

The Company has a management agreement with a related entity in which the Company pays an annual management fee in exchange for financial and management consulting services. Management fees of $2,120,000 and $1,500,000 were paid for the years ended December 31, 2016 and 2015, respectively. Additionally, the Company pays director's fees to a Member which totaled approximately $56,000 and $250,000 in 2016 and 2015, respectively.

The Company leases warehouse/office space from related entities as described in the *Leases* footnote above.

Retirement Plan

The Company sponsors a 401(k) profit sharing and savings plan covering substantially all employees. Participation in the plan is voluntary and an employee may defer up to 100% of compensation not to exceed the maximum permitted by law. The Company began making matching contributions of 2% of the first 6% of employee contributions. The plan also allows for discretionary matching contributions by the Company. The Company made matching contributions of approximately $413,000 and $395,000 for the years ended December 31, 2016 and 2015, respectively.

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FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements December 31, 2016 and 2015 Employee Benefits It is the Company’s policy to partially self-insure employee healthcare coverage; therefore, a provision is made for the estimated costs of known and anticipated claims. The Company generally has stop-loss coverage for employee healthcare in excess of $125,000 per covered participant per coverage period and no lifetime limit per covered participant. Because of the inherent uncertainties in estimating claims, it is at least reasonably possible that the Company’s estimated claims could change in the near term. The outstanding balance of the accrual for self-insured coverage as of December 31, 2016 and 2015 was approximately $350,000 and $320,000, respectively. Subsequent Events – Date of Management’s Evaluation In February 2017, the Company acquired substantially all the assets of Phoenix Partners, LLC (Phoenix) for the cash purchase price of $8,000,000. Phoenix provides industrial valve repair and services for the power, steel, refining, paper and chemical industries. Phoenix generally provides services to customers in the Midwest United States. During 2017, the Company will complete a valuation of the acquired assets and liabilities. The Company has evaluated subsequent events through the date of the Independent Auditor’s Report, which is the date the consolidated financial statements were available to be issued. 23